HALLMARK FINANCIAL SERVICES, INC.
                    14651 Dallas Parkway, Suite 900
                          Dallas, Texas 75240


                           PROXY STATEMENT

                                 FOR

                   ANNUAL MEETING OF SHAREHOLDERS

                       TO BE HELD MAY 29, 1997

                       _______________________


               SOLICITATION AND REVOCABILITY OF PROXIES

      This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Hallmark Financial Services, Inc., a Nevada corporation (the "Company"), to be voted at the 1997 Annual Meeting of Shareholders (the "Annual Meeting") to be held on Thursday, May 29, 1997, at the time and place and for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders (the "Notice"), and at any adjournment(s) thereof. When proxies in the accompanying form are properly executed and received, the shares represented thereby will be voted at the Annual Meeting in accordance with the directions noted thereon. If no direction is indicated on the proxy, the shares represented thereby will be voted for the election of each of the nominees for director, in favor of the other proposals set forth in the Notice and in the discretion of the proxy holder on any other matter that may properly come before the meeting.

      Submitting a proxy will not affect a shareholder's right to vote in person at the Annual Meeting. Any shareholder who gives a proxy may revoke it at any time before it is exercised by delivering written notice of revocation to the Company, by substituting a new proxy executed on a later date, or by making a written request in person at the Annual Meeting that the proxy be returned. However, mere attendance at the Annual Meeting will not of itself revoke the proxy.

      All expenses of preparing, assembling and mailing this Proxy Statement and the enclosed materials and all costs of soliciting proxies will be paid by the Company. In addition to solicitation by mail, proxies may be solicited by officers and regular employees of the Company by telephone or in person. Such officers and employees who solicit proxies will receive no compensation for their services other than their regular salaries. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of shares they hold, and the Company may reimburse them for reasonable out-of-pocket expenses they incur in forwarding these materials.

      The principal executive offices of the Company are located at 14651 Dallas Parkway, Suite 900, Dallas, Texas 75240. The Company's mailing address is the same as that of its principal executive offices.

      This Proxy Statement and the accompanying form of proxy are first being mailed or given to shareholders on or about April 25, 1997. A copy of the Company's Annual Report for the fiscal year ended December 31, 1996, is enclosed herewith, but constitutes no part of the materials used for the solicitation of proxies.

                      PURPOSES OF THE MEETING

      At the Annual Meeting, the shareholders of the Company will consider and vote on the following matters:
1. Election of ten directors to serve until the next Annual Meeting of Shareholders or until their successors are duly elected and qualified;

2. Transaction of such other business as may properly come before the meeting or any adjournment thereof.


                         QUORUM AND VOTING

      The record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting was the close of business on April 14, 1997 (the "Record Date"). On the Record Date, there were 10,662,277 shares of Common Stock of the Company, par value $0.03 per share (the "Common Stock"), issued and outstanding, each of which is entitled to one vote on all matters to be acted upon at the Annual Meeting. There are no cumulative voting rights. The presence, in person or by proxy, of holders of one-third of the outstanding shares of Common Stock entitled to vote at the meeting is necessary to constitute a quorum to transact business. Assuming the presence of a quorum, directors will be elected by a plurality of the votes cast. The affirmative vote of the holders of a majority of the shares of Common Stock actually voted will be required for the approval of all other matters to come before the Annual Meeting.

      Abstentions and broker non-votes will be counted solely for purposes of determining whether a quorum is present at the Annual Meeting. Pursuant to the Bylaws of the Company, abstentions and broker non-votes will not be counted in determining the number of shares voted on any matter and will have no effect on the election of directors or the approval of any proposal submitted to a vote of the shareholders at the Annual Meeting.


                 PRINCIPAL STOCKHOLDERS AND STOCK OWNERSHIP OF MANAGEMENT

      The following table and the notes thereto set forth certain information regarding the beneficial ownership of the Common Stock as of the Record Date, by (I) each current director and nominee for director of the Company; (ii) all executive officers and current directors of the Company as a group; and (iii) each other person known to the Company to own beneficially more than five percent of the presently outstanding Common Stock. Unless otherwise indicated, the persons identified in the table have sole voting and dispositive power with respect to the shares shown as beneficially owned by them. The mailing address for all directors and executive officers is the same as that of the Company.

                                 No. of Shares               Percent of Class
Shareholder                   Beneficially Owned            Beneficially Owned
Ramon D. Phillips (1)               810,466                       7.3
Raymond A. Kilgore (2)              739,266                       6.6
Linda H. Sleeper (3)                178,000                       1.6
Jack R. Daugherty (4)               404,235                       3.7
Kenneth H. Jones, Jr. (5)           709,500                       6.6
Samuel W. Rizzo (6)                 208,834                       1.9
A. R. Dike (7)                       91,000                       0.8
James H. Graves (8)                 147,500                       1.4
George R. Manser (9)                 98,200                       0.9
C. Jeffrey Rogers (8)                95,000                       0.9

All executive officers
and current directors,
as a group
(11 persons)(10)                  3,633,001                      28.8

Derby Trust PLC (11)              1,663,000                      15.6

___________________
(1) Includes 177,000 shares which may be acquired pursuant to stock options exercisable on or within 60 days after the Record Date and 309,733 shares which may be acquired upon exercise of a Common Stock Purchase Warrant.

(2) Includes 175,000 shares which may be acquired pursuant to stock options exercisable on or within 60 days after the Record Date and 282,133 shares which may be acquired upon exercise of a Common Stock Purchase Warrant.

(3) Includes 175,000 shares which may be acquired pursuant to stock options exercisable on or within 60 days after the Record Date.

(4) Includes 95,000 shares which may be acquired pursuant to stock options exercisable on or within 60 days after the Record Date and 107,567 shares which may be acquired upon exercise of a Common Stock Purchase Warrant.

(5) Includes 77,500 shares which may be acquired pursuant to stock options exercisable on or within 60 days after the Record Date and 16,000 shares which may be acquired upon exercise of a Common Stock Purchase Warrant. Also includes 600,000 shares held as trustee of trusts for the benefit of children of Jack R. Daugherty, over which shares Mr. Jones disclaims beneficial ownership.

(6) Includes 77,500 shares which may be acquired pursuant to stock options exercisable on or within 60 days after the Record Date and 50,000 shares which may be acquired upon exercise of a Common Stock Purchase Warrant. Also includes 5,000 shares held by Mr. Rizzo's spouse, over which shares he exercises no voting or dispositive authority, and 20,000 shares held by an irrevocable trust, over which shares Mr. Rizzo shares voting and dispositive authority. Mr. Rizzo disclaims beneficial ownership of all shares held by his spouse and such trust.

(7) Includes 77,500 shares which may be acquired pursuant to stock options exercisable on or within 60 days after the Record Date.

(8) Includes 70,000 shares which may be acquired pursuant to stock options exercisable on or within 60 days after the Record Date.

(9) Includes 70,000 shares which may be acquired pursuant to stock options exercisable on or within 60 days after the Record Date. Also includes 8,400 shares held by Mr. Manser's spouse, over which shares Mr. Manser shares voting and dispositive authority.

(10) Includes 1,959,933 shares which may be acquired pursuant to stock options exercisable on or within 60 days after the Record Date or upon exercise of Common Stock Purchase Warrants.

(11) The address for Derby Trust PLC is 1 Connaught Place, London W2 2DY, United Kingdom.


                       ELECTION OF DIRECTORS
                             (Item 1)

      The Company's Board of Directors for the ensuing year will consist of ten directors who are to be elected for a term expiring at the 1998 annual meeting of the Company's shareholders or when their successors are elected and qualify. Directors will be elected by a plurality of the votes cast at the Annual Meeting. Cumulative voting is not permitted in the election of directors.

      The Company's Board of Directors has proposed the election of the following slate of nominees for election as directors at the Annual Meeting. None of the nominees was selected on the basis of any special arrangement or understanding with any other person. None of the nominees bears any family relationship to any other nominee or to any executive officer of the Company. In the absence of instructions to the contrary, shares represented by proxy will be voted for the election of each nominee named below. Each nominee has accepted nomination and agreed to serve if elected. If any nominee becomes unable to serve before election, shares represented by proxy may be voted for the election of a substitute nominee designated by the Board of Directors.

      The Board of Directors recommends a vote FOR election of each nominee below.

                             Director
Name                    Age   Since       Current Position(s) w/Company
Ramon D. Phillips       63    1989        President, Chief Executive
                                          Officer, Director and Chairman
                                          of the Board of Directors
Linda H. Sleeper        49    1996        Executive Vice President and
                                          Chief Operating Officer
Raymond A. Kilgore      48    1988        Senior Vice President,
                                          Secretary and Director
Jack R. Daugherty       49    1988        Director
Kenneth H. Jones, Jr.   62    1991        Director
Samuel W. Rizzo         61    1991        Director
A. R. Dike              61    1993        Director
James H. Graves         48    1995        Director
George R. Manser        65    1995        Director
C. Jeffrey Rogers       49    1995        Director

      Ramon D. Phillips has served as President, Chief Executive Officer and Chairman of the Board of Directors of the Company since May 1989. For 12 years before joining the Company, Mr. Phillips was an executive with Pizza Inn, Inc., a restaurant chain, holding the positions of Vice President - Finance (1977 - 1986), Executive Vice President (1986 - May 1989) and director (1979 - May 1989). Mr. Phillips was again elected to Pizza Inn's board of directors in August 1990 and continues to serve in that capacity.

      Linda H. Sleeper joined the Company as Vice President of Corporate Development and Administration in May 1993 and was promoted to Executive Vice President and Chief Operating Officer in December 1994. From 1992 until May 1993, Ms. Sleeper was self-employed as a management consultant. From 1989 until 1992, she served as a Vice President for Audisys Corporation, a financial consulting firm, and was Senior Assistant Treasurer of Southmark Corporation from 1988 until 1989. Ms. Sleeper held various offices at Pizza Inn, Inc. from 1979 until 1988, completing her tenure as Vice President of Finance. Ms. Sleeper was an accountant with Peat, Marwick, Mitchell & Co. from 1975 until 1979. She is a certified public accountant.

      Raymond A. Kilgore has served as Senior Vice President of the Company since December 1994. From February 1988 until December 1994, Mr. Kilgore served as Vice President of the Company, and also served as interim Chief Executive Officer from August 1988 until May 1989. From 1985 until February 1988, Mr. Kilgore was a Vice President of Cash America Investments, Inc. (now known as Cash America International, Inc.) ("Cash America"), a publicly held company operating pawn shops and jewelry stores.

      Jack R. Daugherty founded Cash America in 1983 and has served as its Chairman of the Board and Chief Executive Officer since that time.

      Kenneth H. Jones, Jr. is a director and Vice-Chairman of KBK Capital Corp., a publicly held corporation engaged in commercial finance, and has served in such capacities since January 1995. For 25 years prior to January 1995, Mr. Jones was in the private practice of law as a member of the Fort Worth, Texas firm of Decker, Jones, McMackin, McClane, Hall & Bates, P.C. or its predecessors, and remains "of counsel" with such firm. Mr. Jones is also a director of AmeriCredit Corp., a publicly held company engaged in automobile finance.

      Samuel W. Rizzo has served as a consultant to Service Corporation International ("SCI"), a publicly held funeral services company, since 1990. He served as Executive Vice President of SCI from 1990 until October 1995, as Chief Financial Officer of SCI from 1990 until February 1995, and as Treasurer of SCI from 1993 until February 1995. Mr. Rizzo served as Executive Assistant to the Chairman of the Board of SCI from 1987 to 1990. He is also a director of Cash America and Tanknology Environmental, Inc., a publicly held company engaged in the environmental services business.

      A. R. Dike has served as President and Chairman of Willis Corroon Life Inc. of Texas, a multi-line insurance agency, since 1991. Mr. Dike served as Chairman and Chief Executive Officer of The Insurance Alliance, Inc. from 1988 to 1991. He is also a director of Cash America.

      James H. Graves is a Managing Director and Partner of J.C. Bradford & Co., a Nashville based regional securities firm which provides investment banking, underwriting and brokerage services. He serves on the firm's Commitment Committee and jointly heads the Corporate Finance Department, which provides general investment banking services for corporate clients. In this capacity, Mr. Graves has rendered advisory services to the Company. Prior to joining J.C. Bradford & Co. in 1991, Mr. Graves had for 11 years been employed by Dean Witter Reynolds, where he completed his tenure as the head of the Special Industries Group in New York City.

      George R. Manser is a director and Chairman of Uniglobe Travel (Capital Cities), Inc., a master franchisee of Uniglobe Travel International, Inc. which provides travel services through subfranchisees operating in 16 states and the District of Columbia. Mr. Manser also presently serves as a director of Cardinal Health, Inc., Check-Free Systems, Inc., AmerLink Corp. and State Auto Financial Corp., and is an advisory director of J.C. Bradford & Co. From 1984 to 1994, Mr. Manser also served as a director and Chairman of North American National Corporation and its subsidiaries, Pan-Western Life Insurance Company, Brookings International Life Insurance Company and Howard Life Insurance Company. During this period, he also served as the Chairman and a director of National Masonic Provident Association and as a director of DevelopMed Associates, Inc.

      C. Jeffrey Rogers is Vice Chairman, President, Chief Executive Officer and a director of Pizza Inn, Inc., which owns, franchises and supplies a chain of pizza restaurants located in the United States and various foreign countries. Prior to joining Pizza Inn, Inc. in 1989, Mr. Rogers was President, Chief Executive Officer and a director of USA Cafes General Partner, Inc., which owns and franchises the Bonanza Family Restaurant chain of restaurants.


Board Committees and Meetings

      Standing committees of the Board of Directors of the Company include the Executive Committee, the Audit Committee, the Compensation Committee and the Stock Option Committee. The Board of Directors has no nominating committee.

      The Executive Committee is presently composed of Directors Phillips, Sleeper, Kilgore, Daugherty, Graves, Manser and Rogers. Between meetings of the Board of Directors, the Executive Committee has the full power and authority of the Board in the management of the business and affairs of the Company, except to the extent limited by statute and the Bylaws of the Company. The Executive Committee meets periodically between meetings of the Board of Directors and held seven such meetings during 1996.

      The Audit Committee is presently composed of Messrs. Jones, Rizzo, Graves and Manser. The Audit Committee consults with management regarding reports and recommendations submitted by the Company's independent auditors, reviews the independent auditors' billings, and makes recommendations to the full Board with respect to the engagement or dismissal of independent auditors. The Audit Committee met twice during 1996.

     The Compensation Committee is composed of Messrs. Daugherty, Dike and Rogers. At the direction of the full Board, this committee reviews and makes recommendations with respect to compensation of the executive officers of the Company. The Compensation Committee did not meet during 1996.

      The Stock Option Committee is composed of Messrs. Daugherty, Dike and Rogers. The Stock Option Committee administers the Company's 1991 Key Employee Stock Option Plan and 1994 Key Employee Long Term Incentive Plan, including the determination of participants therein and the grant of options thereunder. The Stock Option Committee did not meet during 1996.

      The Board of Directors held four meetings during 1996. Each director attended at least 75% of the aggregate of (I) the total number of meetings of the Board of Directors and (ii) the total number of meetings held by all committees of the Board on which such director served.


Director Compensation

      The Company pays all directors a fee of $1,500 for each Board meeting attended and a fee of $750 for each committee meeting attended. Pursuant to an amendment to the 1994 Non-Employee Director Stock Option Plan approved by the shareholders of the Company on May 21, 1996, each of the non-employee directors was granted options to purchase an additional 50,000 shares of the Common Stock. No other compensation was paid to any non-employee director during 1996.


Compliance with Section 16(a) of the Securities Exchange Act of 1934

      The Company's executive officers, directors and beneficial owners of more than 10% of the Company's Common Stock are required to file reports of ownership and changes of ownership of the Common Stock with the Securities and Exchange Commission. Based solely upon information provided to the Company by individual directors, executive officers and beneficial owners, the Company believes that all such reports were timely filed during and with respect to the fiscal year ended December 31, 1996, except that, each of the directors other than Linda H. Sleeper filed late their Form 5 reporting the grant of additional stock options and/or the extension of the exercisability of certain warrants and, to the Company's knowledge, Derby Trust PLC did not file any reports under Section 16(a).


                 EXECUTIVE OFFICERS AND COMPENSATION

Executive Officers

      The following persons are the executive officers of the Company:

      Name                   Age                Position(s) with the Company
Ramon D. Phillips             63          President, Chief Executive Officer,
                                          Director and Chairman of the Board
                                          of Directors
Linda H. Sleeper              49          Executive Vice President, Chief
                                          Operating Officer and Director
Raymond A. Kilgore            48          Senior Vice President, Secretary
                                          and Director
Johnny J. DePuma              59          Senior Vice President and Chief
                                          Financial Officer

     No executive officer bears any family relationship to any other executive officer or to any director or nominee for director of the Company. Information concerning the business experience of Ramon D. Phillips, Linda H. Sleeper and Raymond A. Kilgore is provided under Election of Directors.

      Johnny J. DePuma joined the Company in August 1990 as Vice President and Chief Financial Officer and was promoted to his present position in December 1994. For the 10 years prior to joining the Company, he was Vice President and chief financial officer of HiLite Industries, Inc., a manufacturer of original equipment auto parts.

Summary Compensation Table

      The following table sets forth certain information concerning compensation of the Chief Executive Officer and certain other executive officers of the Company (the "Named Executive Officers") for the last three fiscal years. No other executive officer's salary and bonus totaled more than $100,000 for fiscal 1996.

                                                            Long Term
                              Annual Compensation          Compensation

                                                Other      Securities
                    Year                       Annual      Underlying   All Other
Name and Princi-   Ended   Salary   Bonus   Compensation    Options   Compensation
 pal Position     Dec. 31   ($)      ($)        ($)*          (#)**       ($)***

Ramon D. Phillips   1996  200,000  100,000     15,744         -0-        26,975
President, Chief    1995  174,667    -0-        2,624         -0-        15,608
Executive Officer   1994  145,000    -0-          641       200,000      12,351
and Chairman of the
Board of Directors

Linda H. Sleeper    1996  130,000   70,000        744         -0-         6,750
Executive Vice      1995  107,083    -0-          -0-         -0-           -0-
President and       1994   82,000    -0-          -0-       125,000         -0-
Chief Operating
Officer

Raymond A. Kilgore  1996   90,500   40,000        561         -0-        11,250
Senior Vice         1995   90,500    -0-          -0-         -0-         8,000
President and       1994   82,000    -0-          -0-       200,000       2,000
Secretary

Johnny J. DePuma    1996  100,000   40,000        620         -0-           -0-
Senior Vice         1995  100,000    -0-          -0-         -0-           -0-
President and       1994   90,500    -0-          -0-       125,000         -0-
Chief Financial
Officer

* Represents car allowance, premiums on long-term disability insurance and the portion of premiums on a reverse split-dollar insurance policy on the life of Ramon D. Phillips which are considered compensation to Mr. Phillips for federal income tax purposes. See, Certain Transactions.

**    Represents options to purchase shares of the Common Stock of the
Company. 1994 includes options previously granted to Messrs. Phillips, Kilgore and DePuma to purchase 85,000, 75,000 and 25,000 shares, respectively, which were repriced. Does not include certain warrants to purchase shares of the Company's Common Stock issued in consideration of the agreement of Messrs. Phillips, Kilgore and DePuma to pledge their respective shares of the Common Stock to secure a line of credit for the Company. See, Certain Transactions.

***   Represents director fees and the incremental annual increase in the accrued cash surrender value of a reverse split-dollar insurance policy on the life of Ramon D. Phillips which is payable to the estate of Mr. Phillips in the event of his death. See, Election of Directors and Certain Transactions.


Option Grants in Last Fiscal Year

      No stock options or stock appreciation rights were granted to the Named Executive Officers during the fiscal year ended December 31, 1996.


Option Exercises in Last Fiscal Year and Fiscal Year-End Values

      Shown below is information with respect to the Named Executive Officers regarding option exercises during the fiscal year ended December 31, 1996, and the value of unexercised options held as of December 31, 1996.

                                                Securities         Value of
                                                Underlying       Unexercised
                                               Unexercised       In-the-Money
                       Shares                   Options (#)     Options ($) (1)
                     Acquired On    Value
   Name               Exerc. (#)  Received  Exerc.   Unexerc   Exerc.   Unexerc.
Ramon D. Phillips(2)     -0-        -0-    160,000    40,000   80,000   20,000
Linda H. Sleeper         -0-        -0-    175,000    25,000   87,500   12,500
Raymond A. Kilgore(2)    -0-        -0-    160,000    40,000   80,000   20,000
Johnny J. DePuma(2)      -0-        -0-    175,000    25,000   87,500   12,500

___________________

1     Values stated are pre-tax and are based upon the closing price of $0.875 per share of the Common Stock on the American Stock Exchange Emerging Company Marketplace on December 31, 1996, the last trading day of the fiscal year.

2     Does not include certain warrants to purchase shares of the Company's
Common Stock issued in consideration of the agreement of Messrs. Phillips, Kilgore and DePuma to pledge their respective shares of the Common Stock to secure a line of credit for the Company. See, Certain Transactions.


Executive Compensation Agreements

      The Company has entered into an Executive Compensation Agreement with each of Ramon D. Phillips, Raymond A. Kilgore, Linda H. Sleeper and Johnny J. DePuma. Each agreement is for a two year term, which term is automatically extended by an additional year on the first day of each calendar year unless notice has previously been given to the executive that the agreement will not be so renewed. The Executive Compensation Agreement with the Chief Executive Officer specifies minimum levels of base salary and benefits and provides for various performance bonuses. The agreement with each other executive officer provides for compensation and bonus as determined by the Chief Executive Officer, subject to review by the Board or the Compensation Committee. Each agreement includes covenants of the executive to at all times maintain the confidentiality of the Company's trade secrets and not to compete with the Company during the term of employment and for two years thereafter.

      Pursuant to these agreements, if the Company terminates the executive without "cause" (as defined therein), or the executive resigns within six months after a "change of control" (as defined therein), the Company is obligated to pay the executive a lump sum cash payment equal to two times (three times in the case of the Chief Executive Officer) the sum of (a) the executive's then current annual salary (but not less than the executive's highest annual salary during the preceding three fiscal years), plus (b) the highest amount of bonus and other cash compensation received by the executive during any one of the three preceding fiscal years. In addition, all incentive stock options granted under the Company's 1991 Key Employee Stock Option Plan and 1994 Key Employee Long Term Incentive Plan provide for accelerated vesting in the event of a change of control of the Company.


                            CERTAIN TRANSACTIONS

                              Guaranty Warrants

      In October 1992, the Company issued to its executive officers and directors warrants (the "Guaranty Warrants") to purchase shares of its Common Stock in consideration for the recipients' agreement to pledge shares of the Company's Common Stock owned by them to secure a working capital line of credit from a commercial bank. The bank advised management that the pledges were necessary in view of regulatory restrictions on the Company's ability to grant security interests in the stock or assets of its insurance subsidiary.

      The Guaranty Warrants were originally exercisable between October 2, 1992 and October 1, 1994. In March 1994, the Board of Directors extended the exercisability of the Guaranty Warrants through October 1, 1996. In March 1996, the Board of Directors again extended the exercisability of the Guaranty Warrants through October 1, 1998, at which time they will expire to the extent not exercised. The exercise price of each Guaranty Warrant is $0.50 per share, an amount equal to the last reported sale price of the Common Stock on the American Stock Exchange Emerging Company Marketplace prior to October 2, 1992. The Guaranty Warrants are not transferrable, except to the estate of a deceased recipient.

      The following table indicates the current executive officers and directors holding Guaranty Warrants, the number of shares of the Common Stock pledged by the recipient and the number of shares issuable upon exercise of the Guaranty Warrants.

                                                        No. of Shares
Warrant Recipient      No. of Shares Pledged         Issuable Upon Exercise
Ramon D. Phillips             309,733                      309,733
Raymond A. Kilgore            282,133                      282,133
Johnny J. DePuma               20,000                       20,000
Jack R. Daugherty             107,567                      107,567
Kenneth H. Jones, Jr.          16,000                       16,000
Samuel W. Rizzo                50,000                       50,000

Split-Dollar Life Insurance

      In April 1991, the Company entered into a Reverse Split-Dollar Agreement (the "Split-Dollar Agreement") with Ramon D. Phillips with respect to a so-called reverse split-dollar life insurance policy on Mr. Phillips. The Split-Dollar Agreement obligates the Company to pay the entire premium for the policy while the Split-Dollar Agreement is in effect. The policy provides for the death benefits to be divided between the policy's $1,000,000 face amount and its accrued cash surrender value. The Company was designated as beneficiary of the face amount of the policy and Mr. Phillips' estate was designated as beneficiary of the accrued cash surrender value of the policy.

      Mr. Phillips owns the policy, but the Split-Dollar Agreement restricts all his ownership rights except the right to borrow against the policy's cash surrender value. The Split-Dollar Agreement provides that Mr. Phillips may not change the beneficiary of the face amount benefit or surrender the policy for its cash value while the Split-Dollar Agreement is in effect. The Split-Dollar Agreement may be terminated by either party as of the end of any policy year and will automatically terminate upon Mr. Phillips' retirement, resignation or discharge, with or without cause.


                                    OTHER BUSINESS
                                       (Item 2)

      The Board of Directors knows of no other business to be brought before the Annual Meeting. If, however, any other business should properly come before the Annual Meeting, the persons named in the accompanying proxy will vote the proxy as they in their discretion may deem appropriate, unless they are directed by the proxy to do otherwise.


                           INDEPENDENT PUBLIC ACCOUNTANTS

      The Board of Directors has selected Coopers & Lybrand ("C&L") as independent certified public accountants to audit the consolidated financial statements of the Company for the 1997 fiscal year. C&L also reported on the Company's consolidated financial statements for the fiscal years ended December 31, 1996, 1995 and 1994. Representatives of C&L are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they so desire and are expected to be available to respond to appropriate questions from stockholders.


                     DATE FOR RECEIPT OF SHAREHOLDER PROPOSALS

      Any shareholder desiring to submit a proposal for inclusion in the proxy material relating to the 1998 annual meeting of shareholders must do so in writing. The proposal must be received at the Company's principal executive offices by December 26, 1997.


                                     By Order of the Board of Directors




                                     Raymond A. Kilgore, Secretary


April 25, 1997
Dallas, Texas

                                   [FRONT]

              THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                                         PROXY
                      FOR THE ANNUAL MEETING OF SHAREHOLDERS OF
                          HALLMARK FINANCIAL SERVICES, INC.
                               TO BE HELD MAY 29, 1997

      The undersigned hereby appoints Ramon D. Phillips and Raymond A. Kilgore, and each of them individually, as the lawful agents and Proxies of the undersigned, with full power of substitution, and hereby authorizes each of them to represent and to vote, as designated below, all the shares of Common Stock of Hallmark Financial Services, Inc. held of record by the undersigned on April 14, 1997, at the Annual Meeting of Shareholders to be held at 10:00 a.m. on May 29, 1997, or at any adjournment thereof.

1.    ELECTION OF DIRECTORS

[  ]  FOR all nominees listed below       [  ]  WITHHOLD AUTHORITY to vote for
      (except as marked to the contrary)        all nominees listed below

INSTRUCTIONS: To withhold authority to vote for any nominee, mark the space beside the nominee's name with an "X".

Ramon D. Phillips       _________               Samuel W. Rizzo   _________
Linda H. Sleeper        _________               A. R. Dike        _________
Raymond A. Kilgore      _________               James H. Graves   _________
Jack R. Daugherty       _________               George R. Manser  _________
Kenneth H. Jones        _________               C. Jeffrey Rogers _________

2. In their discretion, the Proxies are authorized to vote on any other matter which may properly come before the Annual Meeting or any adjournment thereof.

      When properly executed, this proxy will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS PROPOSED IN ITEM 1.

      The undersigned hereby revokes all previous proxies relating to the shares covered hereby and confirms all that said Proxies may do by virtue hereof.

                                       [BACK]



      Please sign exactly as your name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.





Date: _______________________, 1997    ______________________________________
                                             Signature
PLEASE MARK, SIGN, DATE AND RETURN
THE PROXY CARD PROMPTLY, USING THE
ENCLOSED ENVELOPE.


__________________________________
Signature, if held jointly


      PLEASE CHECK THIS BOX IF YOU INTEND TO BE PRESENT AT THE ANNUAL MEETING
OF SHAREHOLDERS.  [   ]

               HALLMARK FINANCIAL SERVICES, INC.
                14651 Dallas Parkway, Suite 900
                      Dallas, Texas 75240



           NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                    TO BE HELD MAY 29, 1997


To Our Shareholders:

     NOTICE IS HEREBY GIVEN that the 1997 Annual Meeting of Shareholders of Hallmark Financial Services, Inc. (the "Company") will be held at the Doubletree Hotel at Lincoln Center, 5410 LBJ Freeway, Dallas, Texas, at 10:00 a.m., Dallas time, on Thursday, May 29, 1997, for the following purposes:

1.   To elect ten directors to serve until the next Annual
Meeting of Shareholders or until their successors are duly elected and qualified;

2. To transact such other business that may properly come before the meeting or any adjournment thereof.

     Shareholders of record at the close of business on April 14, 1997, are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

     All shareholders of the Company are cordially invited to attend the Annual Meeting.


BY ORDER OF THE BOARD OF DIRECTORS


Raymond A. Kilgore, Secretary



Dated:  April 25, 1997



     WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN
AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE
ENCLOSED STAMPED ENVELOPE.  IF YOU ATTEND THE MEETING, YOU MAY
REVOKE YOUR PROXY AND VOTE IN PERSON.

                           SCHEDULE 14A INFORMATION


     Proxy Statement Pursuant to Section 14(a) of the Securities
                          Exchange Act of 1934

Filed by the Registrant   [ X ]
Filed by a Party other than the Registrant   [    ]

[    ]      Preliminary Proxy Statement
[ XX ]      Definitive Proxy Statement
[    ]      Definitive Additional Materials
[    ]      Soliciting Material pursuant to Rule 14a-11(c) or Rule
            14a-12



                  HALLMARK FINANCIAL SERVICES, INC.

        (Name of Registrant as Specified In Its Charter)


                  Hallmark Financial Services, Inc.

             (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[ XX ]      $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-
            6(i)(1), or 14a-6(j)(2).
[    ]      $500 per each party to the controversy pursuant to
            Exchange Act Rule 14a-6(i)(3).
[    ]      Fee computed on table below per Exchange Act Rules 14a-
            6(i)(4) and 0-11.

1)    Title of each class of securities to which transaction applies:
      ____________________________________________________________
      _____________________________________________________

2)    Aggregate number of securities to which transaction applies:
      ____________________________________________________________
      _____________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: ___/
      ____________________________________________________________
      _____________________________________________________

4)    Proposed maximum aggregate value of transaction:
      ____________________________________________________________
      _____________________________________________________

___/ Set forth the amount on which the filing fee is calculated and state how it was determined.

[    ]      Check box if any part of the fee is offset as provided by Exchange
Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)    Amount Previously Paid:
      ____________________________________________________________

2)    Form, Schedule or Registration Statement No.:
      ____________________________________________________________

3)    Filing Party:
      ____________________________________________________________

4)    Date Filed:
      ____________________________________________________________